UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As of November 30, 2018, Weatherford International plc (“Weatherford”) has closed on the first two of a series of four closings of the previously announced sale of its land drilling rigs operations in Algeria, Kuwait and Saudi Arabia, as well as two idle land rigs in Iraq, to ADES International Holding Ltd. (“ADES”). Weatherford received gross cash proceeds of $215.5 million in connection with the first two closings of the Kuwait and Saudi Arabia land drilling rigs operations, and the assets, liabilities of these two operations have been transferred to ADES. The closing of the sale of the land drilling rigs operations in Kuwait and Saudi Arabia included 23 drilling rigs and approximately 1,900 employees.

This is the second in a series of four closings, the majority of which are expected to be completed by year-end 2018, subject to regulatory approvals, consents and other customary closing conditions.

The sale of the land drilling rigs operations in Kuwait and Saudi Arabia was consummated pursuant to the terms of the Sale and Purchase Agreements dated as of July 11, 2018 among a subsidiary of Weatherford and ADES, which were filed as Exhibits 10.6 and 10.7 of the Form 10-Q filed November 2, 2018 and are incorporated by reference herein.

A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Weatherford as of September 30, 2018 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017 and for the nine months ended September 30, 2018 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference.

(d)   Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Weatherford International plc.
99.2	News release announcing the closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date:	December 7, 2018
/s/ Christoph Bausch
Christoph Bausch
Executive Vice President and Chief Financial Officer

3